NovaStar 2003-2 Triggers

                                                  2003-2
3 month average 60+ Delinquency Trigger:          17.00%

Cumulative Realized Loss Trigger:
Period
37                                                 4.60%
38                                                 4.64%
39                                                 4.68%
40                                                 4.72%
41                                                 4.76%
42                                                 4.80%
43                                                 4.83%
44                                                 4.87%
45                                                 4.91%
46                                                 4.95%
47                                                 4.99%
48                                                 5.03%
49                                                 5.07%
50                                                 5.11%
51                                                 5.15%
52                                                 5.19%
53                                                 5.23%
54                                                 5.27%
55                                                 5.30%
56                                                 5.34%
57                                                 5.38%
58                                                 5.42%
59                                                 5.46%
60 and after                                       5.50%

                                 NovaStar2003-2

                                   FIRST LIENS

                                                        PERCENT OF
                                          AGGREGATE      AGGREGATE
COMBINED                 NUMBER           PRINCIPAL      PRINCIPAL
LOAN TO VALUE           OF LOANS           BALANCE        BALANCE
---------------        ----------      --------------   -----------
5.01 to 10.00                   1           39,761.28          0.01
15.01 to 20.00                  2           99,922.88          0.01
20.01 to 25.00                  9          900,277.75          0.12
25.01 to 30.00                 12        1,590,239.17          0.21
30.01 to 35.00                 16        2,811,047.75          0.37
35.01 to 40.00                 29        3,951,421.30          0.52
40.01 to 45.00                 40        5,626,886.81          0.75
45.01 to 50.00                 77        9,974,525.98          1.32
50.01 to 55.00                 76       10,461,594.78          1.39
55.01 to 60.00                130       19,215,588.23          2.54
60.01 to 65.00                208       32,329,360.29          4.28
65.01 to 70.00                306       46,492,323.02          6.16
70.01 to 75.00                451       67,825,782.23          8.98
75.01 to 80.00              1,428      223,606,260.32         29.61
80.01 to 85.00                603       95,610,534.22         12.66
85.01 to 90.00              1,053      161,947,141.35         21.44
90.01 to 95.00                341       51,854,142.46          6.87
95.01 to 100.00               170       20,849,634.49          2.76
Total:                      4,952      755,186,444.31        100.00

Min: 5.06
Max: 100.00
Weighted Average: 79.80

                                  SECOND LIENS

                                                        PERCENT OF
                                         AGGREGATE       AGGREGATE
COMBINED                 NUMBER          PRINCIPAL       PRINCIPAL
LOAN TO VALUE           OF LOANS          BALANCE         BALANCE
-----------------      ----------      --------------   -----------
15.01 to 20.00                  1           68,000.00          0.43
85.01 to 90.00                  5          111,870.26          0.71
90.01 to 95.00                 36        1,222,858.31          7.80
95.01 to 100.00               384       14,268,068.23         91.05
Total:                        426       15,670,796.80        100.00

Min: 20.00
Max: 100.00
Weighted Average: 99.13

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

NOVASTAR 2003-2
Class M-2

Indices are based on the forward curves as of May 21, 2003

[LOGO OF WACHOVIA SECURITIES]

TO CALL

SCENARIO                               1                  2                    3                      4                  5
--------------------------------------------------------------------------------------------------------------------------
CPR                                   30%                30%                  30%                    20%                20%
Recovery Rates                        60%                40%                  30%                    60%                40%
CDR Break-Even                     11.68               7.52                 6.40                  10.70               6.88
Disc. Margin                         180                180                  180                    180                180
WAL                                 5.04               5.45                 5.54                   7.04               7.79
Mod Durn                            4.57               4.90                 4.96                   6.06               6.57
Mod Convexity                       0.24               0.28                 0.29                   0.43               0.51
Principal Writedown         105.30 (0.00%)     110.93 (0.00%)       114.23 (0.00%)         108.69 (0.00%)     126.29 (0.00%)
Total Collat Loss                   8.76%              9.14%                9.25%                 11.45%             12.28%

SCENARIO                               6                  7                    8                      9
-------------------------------------------------------------------------------------------------------
CPR                                   20%                10%                  10%                    10%
Recovery Rates                        30%                60%                  40%                    30%
CDR Break-Even                      5.84               9.77                 6.23                   5.27
Disc. Margin                         180                180                  180                    180
WAL                                 8.04              10.87                12.87                  13.45
Mod Durn                            6.74               8.45                 9.48                   9.75
Mod Convexity                       0.53               0.86                 1.10                   1.17
Principal Writedown         114.82 (0.00%)     130.03 (0.00%)       130.56 (0.00%)         171.39 (0.00%)
Total Collat Loss                  12.54%             16.56%               18.78%                 19.49%

TO MATURITY

SCENARIO                               1                  2                    3                      4                  5
--------------------------------------------------------------------------------------------------------------------------
CPR                                   30%                30%                  30%                    20%                20%
Recovery Rates                        60%                40%                  30%                    60%                40%
CDR Break-Even                     11.68               6.33                 5.36                   8.95               5.69
Disc. Margin                         196                196                  195                    194                194
WAL                                 6.66               7.15                 7.28                   9.49              10.45
Mod Durn                            5.76               6.10                 6.18                   7.58               8.13
Mod Convexity                       0.41               0.47                 0.48                   0.72               0.83
Principal Writedown         100.67 (0.00%)     101.19 (0.00%)       103.11 (0.00%)         101.68 (0.00%)     102.78 (0.00%)
Total Collat Loss                   8.96%              9.13%                9.20%                 11.43%             11.98%

SCENARIO                               6                  7                    8                      9
-------------------------------------------------------------------------------------------------------
CPR                                   20%                10%                  10%                    10%
Recovery Rates                        30%                60%                  40%                    30%
CDR Break-Even                      4.82               8.42                 5.69                   4.82
Disc. Margin                         193                191                  189                    188
WAL                                10.69              14.60                16.17                  16.74
Mod Durn                            8.26              10.16                10.82                  11.03
Mod Convexity                       0.86               1.32                 1.51                   1.58
Principal Writedown         101.64 (0.00%)     136.40 (0.00%)       102.18 (0.00%)         102.08 (0.00%)
Total Collat Loss                  12.17%             16.83%               19.42%                 20.07%

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